UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2008

Woodward Governor Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 E. Drake Road, Fort Collins, Colorado		80525
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	970-482-5811

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 4, 2008, John A. Halbrook, a director of Woodward Governor Corporation (the "Company"), entered into a Rule 10b5-1 trading plan (the "Halbrook Plan") with a broker to exercise options and to sell up to a specified number of shares of Company common stock solely for the purpose of paying certain tax liabilities in connection with those exercises. The Halbrook Plan specifies the timing and market prices for the exercises and sales, which are subject to terms and conditions of the Halbrook Plan, including conditions related to the outcome of the upcoming United States presidential election. Mr. Halbrook entered into the Halbrook Plan as part of his personal long-term investment strategy for asset management and liquidity. Mr. Halbrook will have no control over the stock sales under the Halbrook Plan.

On September 3, 2008, John D. Cohn, a director of the Company, entered into a Rule 10b5-1 trading plan (the "Cohn Plan") with a broker to exercise options and sell in the open market up to a specified number of shares of Company common stock. The Cohn Plan specifies the timing and market prices for the exercises and sales, which are subject to terms and conditions of the Cohn Plan. Mr. Cohn entered into the Cohn Plan as part of his personal long-term investment strategy for asset management and liquidity. Mr. Cohn will have no control over the stock sales under the Cohn Plan.

On August 28, 2008, James R. Rulseh, a director of the Company, entered into a Rule 10b5-1 trading plan (the "Rulseh Plan") with a broker to exercise options and sell in the open market up to a specified number of shares of Company common stock. The Rulseh Plan specifies the timing and market prices for the exercises and sales, which are subject to terms and conditions of the Rulseh Plan. Mr. Rulseh entered into the Rulseh Plan as part of his personal long-term investment strategy for asset management and liquidity. Mr. Rulseh will have no control over the stock sales under the Rulseh Plan.

The Plans are intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934 and the Company's insider trading policy. Rule 10b5-1 is a safe harbor that allows corporate insiders to establish prearranged written stock trading plans. A 10b5-1 plan must be entered into in good faith at a time when an insider is not aware of material non-public information. Subsequent receipt by an insider of material non-public information will not prevent prearranged transactions under a 10b5-1 plan from being executed. Transactions under the Plans will be disclosed publicly through appropriate filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward Governor Company

September 11, 2008	By:	A. Christopher Fawzy

Name: A. Christopher Fawzy
Title: Vice President, General Counsel, and Corporate Secretary